INTERCAPITAL INCOME SECURITIES INC.   Two World Trade Center, New York, New York
                                                                           10048

LETTER TO THE SHAREHOLDERS March 31, 1997

DEAR SHAREHOLDER:

As the six-month period under review began, interest rates were falling in response to what appeared to be an environment of declining inflation risk, due to a slowdown in economic growth. However, as 1996 drew to a close it became obvious that the economy had merely paused to catch its breath before surging ahead to renewed faster growth. Reports released in early 1997 showed that the economy had grown almost 4 percent in the final quarter of 1996, and subsequent news confirmed that this strong growth trend was likely to continue. Although inflation remained benign, Federal Reserve Chairman Alan Greenspan expressed concern that the robust economy could pose an inflationary threat and suggested that a "preemptive" strike against inflation might be necessary. As 1997 progressed, interest rates increased, as did the probability of an increase in the federal-funds rate. As expected, the Federal Reserve Board raised this rate by 25 basis points on March 25. By March 31 the yield on the two-year government bond was 6.41 percent, and the yield on the ten-year bond was 7.10 percent, or 32 and 17 basis points higher, respectively, than they had been on September 30, 1996.

PERFORMANCE AND PORTFOLIO

For the six-month period ended March 31, 1997, InterCapital Income Securities Inc. provided a total return of 4.16 percent, based on its net asset value of $17.41 per share and reinvestment of dividends totaling $0.66 per share. Based on its March 31 closing market price of $15.625 per share on the New York Stock Exchange and the reinvestment of dividends, the Fund's total return was 2.58 percent. During the same period, the Lehman Brothers Government/Corporate Bond Index returned 2.17 percent. U.S. government securities, as measured by the Lehman Brothers Government Bond Index, returned 2.08 percent compared to 2.44 percent for corporate bonds, as measured by the Lehman Brothers Corporate Bond Index.

INTERCAPITAL INCOME SECURITIES INC.

The Fund's strong performance reflects our emphasis on corporate bonds and the superior credit trends of specific sectors and individual issues. Several of the Fund's corporate holdings received positive credit news, causing the market value of these securities to rise despite a decline in Treasury prices. Cleveland Electric, Long Island Lighting, Niagara Mohawk, Kmart, Tenneco Gas Transmission and Westinghouse were among the holdings that performed particularly well. The strong performance of brokerage debt early in 1997, amid consolidation and takeover rumors, prompted the Fund to take profits in this sector and move into retailers, such as May Department Stores, Dayton Hudson and regional telephone companies. To offset the fact that the expected maturity of higher-coupon callable bonds tends to lengthen as interest rates rise, the Fund increased its exposure to shorter-term Treasuries versus longer-maturity corporates.

The Fund continued to work toward ensuring sufficient income to maintain its current monthly dividend and to provide a cushion against loss of income from calls of high-coupon securities. Toward this goal, call protection was extended, with the majority of the callable bonds protected until 2002. As of March 31, 1997 slightly more than 10 percent of the portfolio's holdings were callable within twelve months. In the unlikely event that all these bonds were called and their proceeds reinvested at today's rates, the Fund would still earn in excess of the income needed to maintain its current $0.11 per share monthly dividend.

On March 31, 1997 the Fund's average maturity was 22.8 years; adjusted for likely early redemptions, the average maturity was 18 years. The average duration (a measure of a bond fund's sensitivity to interest-rate moves) was
7.86 years. At the end of the period, the portfolio consisted of 91 percent corporate bonds, slightly more than 8 percent U.S. government obligations and less than 1 percent money markets. The portfolio was diversified among 54 issues with an average coupon of 8.82 percent and an average quality rating of Baa-1. At the close of the period, the Fund's net assets totaled $209 million. Income dividends of $0.66 were distributed during the six-month period.

LOOKING AHEAD

Interest rates are likely to continue to climb, given the strength that is evident in virtually all sectors of the economy. Demand appears strong on nearly every front, from consumers to manufacturing purchasing managers, as attested to by sizable increases in retail sales and factory orders. Labor markets continue to be tight; the unemployment rate slipped to 5.2 percent in March, hourly earnings increased at an annualized 4 percent and factory overtime is at its highest level since 1956. While the strong dollar may be currently subduing prices for raw materials, higher wages are likely to pressure prices sometime later this year. Productivity gains and benefits cost-cutting have been holding down

INTERCAPITAL INCOME SECURITIES INC.

labor expenses, but indications are that their ability to stabilize prices at the consumer level may be on the wane. Although inflation is not yet evident, Chairman Greenspan has made it clear that he does not intend to wait for its appearance before striking. Rather, he will look at the overall economy for signs of overheating, which could prompt the Federal Reserve Board to tighten monetary policy even more in the future.

We would like to remind you that the Directors have approved a procedure whereby the Fund, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Fund purchased 86,800 shares of common stock at a weighted average market discount of 10.82 percent.

We appreciate your ongoing support of InterCapital Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INCOME SECURITIES INC.

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 27, 1996, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF DIRECTORS:

         Michael Bozic
         For...........................................................  8,907,860
         Withheld......................................................    199,997

         Charles A. Fiumefreddo
         For...........................................................  8,906,207
         Withheld......................................................    201,650

         Edwin J. Garn
         For...........................................................  8,907,559
         Withheld......................................................    200,298

         John R. Haire
         For...........................................................  8,907,055
         Withheld......................................................    200,802

         Manuel H. Johnson
         For...........................................................  8,907,063
         Withheld......................................................    200,794

         Michael E. Nugent
         For...........................................................  8,907,220
         Withheld......................................................    200,637

         Philip J. Purcell
         For...........................................................  8,906,207
         Withheld......................................................    201,650

         John L. Schroeder
         For...........................................................  8,907,538
         Withheld......................................................    200,319

INTERCAPITAL INCOME SECURITIES INC.

RESULTS OF ANNUAL MEETING (unaudited) continued

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For...........................................................  8,583,807
         Against.......................................................    187,573
         Abstain.......................................................    336,477

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

         For...........................................................  8,800,384
         Against.......................................................     69,669
         Abstain.......................................................    237,804

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                              COUPON     MATURITY
THOUSANDS                                               RATE        DATE          VALUE
-------------------------------------------------------------------------------------------
             CORPORATE BONDS (89.1%)
             Airlines (2.6%)
 $ 5,000     Delta Air Lines, Inc. ................     9.30%     01/02/10     $  5,497,250
                                                                               ------------

             Automobiles (2.4%)
   5,000     General Motors Corp. .................     8.10      06/15/24        4,935,850
                                                                               ------------

             Automotive - Finance (0.5%)
   1,000     Ford Capital BV (Netherlands).........     9.50      07/01/01        1,082,980
                                                                               ------------

             Banks (3.4%)
   6,000     Continental Bank N.A. ................    12.50      04/01/01        7,088,760
                                                                               ------------

             Cable & Telecommunications (7.1%)
   3,300     News America Holdings.................     8.25      08/10/18        3,261,357
   7,100     Tele-Communications, Inc. ............     9.25      01/15/23        6,792,925
   5,000     Time Warner Entertainment Co. ........     8.375     07/15/33        4,870,550
                                                                               ------------
                                                                                 14,924,832
                                                                               ------------
             Canadian Government (3.2%)
   7,000     Quebec (Province of)..................     7.50      07/15/23        6,633,830
                                                                               ------------

             Chemical - Specialty (1.4%)
   3,200     Millennium America Inc. ..............     7.00      11/15/06        3,025,344
                                                                               ------------

             Computer Equipment (0.5%)
   1,000     Unisys Corp. .........................    15.00      07/01/97        1,022,500
                                                                               ------------

             Defense (2.5%)
   5,000     Northrop Grumman Corp. ...............     9.375     10/15/24        5,324,750
                                                                               ------------

             Financial (1.5%)
   3,000     Conseco, Inc. ........................     8.125     02/15/03        3,066,030
                                                                               ------------

             Food Processing (1.4%)
   3,000     Borden, Inc. .........................     9.20      03/15/21        2,949,450
                                                                               ------------

             Gas Transmission (2.7%)
   5,000     Columbia Gas System, Inc. ............     7.62      11/28/25        4,672,150
   1,000     Panhandle Eastern Corp. ..............     8.625     04/15/25        1,016,800
                                                                               ------------
                                                                                  5,688,950
                                                                               ------------
             Health & Personal Care (1.5%)
   3,500     Columbia/HCA Healthcare Corp. ........     7.05      12/01/27        3,173,905
                                                                               ------------

             Leisure Time/Equipment (1.3%)
   3,000     Brunswick Corp. ......................     7.375     09/01/23        2,802,056
                                                                               ------------

             Manufacturing (1.2%)
   2,400     Westinghouse Electric Corp. ..........     8.625     08/01/12        2,458,920
                                                                               ------------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                              COUPON     MATURITY
THOUSANDS                                               RATE        DATE          VALUE
-------------------------------------------------------------------------------------------
             Metals & Mining (2.3%)
 $ 5,000     Cyprus Amax Minerals Co. .............     8.375%    02/01/23     $  4,859,450
                                                                               ------------

             Oil & Gas Products (2.2%)
   5,000     Lyondell Petrochemical Co. ...........     7.55      02/15/26        4,648,700
                                                                               ------------

             Oil Refineries (1.6%)
   3,500     Diamond Shamrock Corp. ...............     8.00      04/01/23        3,354,050
                                                                               ------------

             Oil Related (4.9%)
   5,200     Lasmo (USA), Inc. ....................     8.375     06/01/23        5,095,532
   5,000     Phillips Petroleum Co. ...............     8.49      01/01/23        5,061,900
                                                                               ------------
                                                                                 10,157,432
                                                                               ------------
             Paper & Forest Products (4.1%)
   2,500     Champion International Corp. .........     7.35      11/01/25        2,282,750
   6,000     Georgia Pacific Co. ..................     9.625     03/15/22        6,359,040
                                                                               ------------
                                                                                  8,641,790
                                                                               ------------
             Retail (7.8%)
   5,800     Dayton Hudson Corp. ..................     8.50      12/01/22        5,770,768
   2,350     Kmart Corp. ..........................    13.50      01/01/09        2,549,750
   2,500     Kmart Corp. ..........................     9.35      01/02/20        2,350,000
   5,597     May Department Stores Co. ............     8.30      07/15/26        5,597,784
                                                                               ------------
                                                                                 16,268,302
                                                                               ------------
             Steel (0.3%)
     590     Weirton Steel Corp. ..................    10.875     10/15/99          595,900
                                                                               ------------

             Telecommunications (3.4%)
   7,000     AT&T Corp. ...........................     8.625     12/01/31        7,137,900
                                                                               ------------

             Telephones (4.5%)
   6,500     Pacific Bell..........................     8.50      08/15/31        6,522,880
   3,000     US West Capital Funding, Inc. ........     7.90      02/01/27        2,923,350
                                                                               ------------
                                                                                  9,446,230
                                                                               ------------
             Transportation (2.2%)
   4,975     Union Pacific Corp. ..................     7.875     02/01/23        4,701,872
                                                                               ------------

             Utilities - Electric (21.6%)
   1,000     Cleveland Electric Illuminating Co.
              (Series B)...........................     9.50      05/15/05        1,048,970
   6,500     Commonwealth Edison Co. ..............     8.375     02/15/23        6,343,610
   2,000     CTC Mansfield Funding Corp. ..........    11.125     09/30/16        2,121,580
   3,500     Long Island Lighting Co. .............     9.75      05/01/21        3,618,125
   3,500     Long Island Lighting Co. .............     9.625     07/01/24        3,605,000
   2,000     Louisiana Power & Light Co. ..........     8.75      03/01/26        1,979,620
   2,000     Louisiana Power & Light Co. (Series
             A)....................................    10.67      01/02/17        2,142,380
   1,000     Louisiana Power & Light Co. (Series
             C)....................................    10.67      01/02/17        1,072,100
   2,000     Niagara Mohawk Power Corp. ...........     9.50      03/01/21        2,067,820

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                              COUPON     MATURITY
THOUSANDS                                               RATE        DATE          VALUE
-------------------------------------------------------------------------------------------
 $ 4,000     Niagara Mohawk Power Corp. ...........     8.75%     04/01/22     $  3,914,040
   3,500     San Diego Gas & Electric Co. .........     9.625     04/15/20        3,826,340
   3,000     Southern California Edison Co. .......     8.875     06/01/24        3,083,400
   5,250     Texas Utilities Electric Co. .........     8.75      11/01/23        5,360,670
   4,300     United Illuminating Co. ..............    10.24      01/02/20        4,569,180
                                                                               ------------
                                                                                 44,752,835
                                                                               ------------
             Utilities - Gas (1.0%)
   2,000     Southern California Gas Co. ..........     8.75      10/01/21        2,035,200
                                                                               ------------

             TOTAL CORPORATE BONDS
             (Identified Cost $188,844,413)...............................      186,275,068
                                                                               ------------
             U.S. GOVERNMENT OBLIGATIONS (8.1%)
   1,300     U.S. Treasury Bond....................     7.50      11/15/16        1,337,297
   2,000     U.S. Treasury Bond....................     6.50      11/15/26        1,841,380
   1,000     U.S. Treasury Note....................     7.88      01/15/98        1,014,370
   5,000     U.S. Treasury Note....................     7.75      11/30/99        5,141,800
   7,250     U.S. Treasury Note....................     8.50      11/15/00        7,669,340
                                                                               ------------

             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $17,391,191)................................       17,004,187
                                                                               ------------
             SHORT-TERM INVESTMENT (0.6%)
             REPURCHASE AGREEMENT
   1,169     The Bank of New York (dated 03/31/97;
              proceeds $1,169,425; collateralized
              by $370,090 U.S. Treasury Bond 5.875%
              due 01/31/99 valued at $370,337 and
              $819,606 U.S. Treasury Bond 6.125%
              due 08/31/98 valued at $822,298)
              (Identified Cost $1,169,250).........     5.375     04/01/97        1,169,250
                                                                               ------------
             TOTAL INVESTMENTS
             (Identified Cost $207,404,854) (a)...................   97.8%      204,448,505

             OTHER ASSETS IN EXCESS OF LIABILITIES..................   2.2        4,647,166
                                                                    ------     ------------

             NET ASSETS...........................................  100.0%     $209,095,671
                                                                    ======     ============


---------------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,982,777 and the aggregate gross unrealized depreciation is $5,939,126, resulting in net unrealized depreciation of $2,956,349.

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $207,404,854)..........    $204,448,505
Interest receivable......................       4,822,984
Prepaid expenses and other assets........          26,094
                                             ------------

   TOTAL ASSETS..........................     209,297,583
                                             ------------

LIABILITIES:
Investment management fee payable........          90,209
Accrued expenses and other payables......         111,703
                                             ------------

   TOTAL LIABILITIES.....................         201,912
                                             ------------

NET ASSETS:
Paid-in-capital..........................     236,534,680
Net unrealized depreciation..............      (2,956,349)
Accumulated undistributed net investment
 income..................................         316,460
Accumulated net realized loss............     (24,799,120)
                                             ------------

   NET ASSETS............................    $209,095,671
                                             ============

NET ASSET VALUE PER SHARE,
 12,007,018 shares outstanding
 (unlimited shares authorized of $.01 par
 value)..................................          $17.41
                                             ============
STATEMENT OF OPERATIONS
For the six months ended March 31, 1997 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME..........................    $  9,009,701
                                             ------------

EXPENSES
Investment management fee................         535,861
Transfer agent fees and expenses.........          74,843
Professional fees........................          30,640
Shareholder reports and notices..........          13,908
Registration fees........................          12,182
Custodian fees...........................          10,003
Directors' fees and expenses.............           6,172
Other....................................           4,977
                                             ------------

   TOTAL EXPENSES........................         688,586
                                             ------------

   NET INVESTMENT INCOME.................       8,321,115
                                             ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain........................       1,711,618
Net change in unrealized depreciation....      (2,275,824)
                                             ------------

   NET LOSS..............................        (564,206)
                                             ------------

NET INCREASE.............................    $  7,756,909
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE YEAR
                                                        MARCH 31,             ENDED
                                                           1997         SEPTEMBER 30, 1996
------------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................    $ 8,321,115         $ 17,168,371
Net realized gain..................................      1,711,618              196,014
Net change in unrealized depreciation..............     (2,275,824)          (8,121,879)
                                                       ------------        ------------

    NET INCREASE...................................      7,756,909            9,242,506
                                                       ------------        ------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..............................     (7,955,647)         (13,912,704)
Paid-in-capital....................................             --           (2,886,612)
                                                       ------------        ------------

    TOTAL..........................................     (7,955,647)         (16,799,316)
                                                       ------------        ------------

Net decrease from capital stock transactions.......     (1,380,629)          (1,660,563)
                                                       ------------        ------------

    NET DECREASE...................................     (1,579,367)          (9,217,373)

NET ASSETS:
Beginning of period................................    210,675,038          219,892,411
                                                       ------------        ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $316,460 and dividends in excess of net
    investment income of $49,008, respectively)....    $209,095,671        $210,675,038
                                                       ============        ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation or debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income is recognized on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997 aggregated $87,172,678 and $85,983,180, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $30,024,066 and $22,942,227, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $11,300.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 1997 included in Directors' fees and expenses in the Statement of Operations amounted to $646. At March 31, 1997, the Fund had an accrued pension liability of $48,079 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. CAPITAL STOCK

                                                                                                                   CAPITAL
                                                                                                   PAR VALUE       PAID IN
                                                                                                      OF          EXCESS OF
                                                                                      SHARES        SHARES        PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, September 30, 1995.....................................................    12,200,518     $122,005      $242,340,479
Treasury shares purchased and retired (weighted average discount 9.96%)*........      (106,700)      (1,067)       (1,659,496)
Distribution from paid-in-capital...............................................            --           --        (2,886,612)
                                                                                    ----------     --------      ------------
Balance, September 30, 1996.....................................................    12,093,818      120,938       237,794,371
Treasury shares purchased and retired (weighted average discount 10.82%)*.......       (86,800)        (868)       (1,379,761)
                                                                                    ----------     --------      ------------
Balance, March 31, 1997.........................................................    12,007,018     $120,070      $236,414,610
                                                                                    ==========     ========      ============

---------------------
* The Directors have voted to retire the shares purchased.

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

5. DIVIDENDS

On March 25, 1997, the Fund declared the following dividends from net investment income:

 AMOUNT           RECORD            PAYABLE
PER SHARE          DATE              DATE
---------     --------------    ---------------
  $0.11       April 4, 1997     April 18, 1997
  $0.11        May 9, 1997       May 23, 1997
  $0.11        June 6, 1997      June 20, 1997

6. FEDERAL INCOME TAX STATUS

At September 30, 1996, the Fund had an approximate net capital loss carryover, which may be used to offset future capital gains to the extent provided by regulations, which is available through September 30 of the following years:

                    AMOUNTS IN THOUSANDS
-------------------------------------------------------------
1998      1999        2000       2003       2004       TOTAL
----     -------     ------     ------     ------     -------
$782     $13,382     $2,370     $6,713     $2,634     $25,881
=====    ========    =======    =======    =======    ========

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $368,000, during fiscal 1996.

At September 30, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                FOR THE SIX
                                                                MONTHS ENDED              FOR THE YEAR ENDED SEPTEMBER 30*
                                                                 MARCH 31,         ----------------------------------------------
                                                                    1997               1996             1995             1994
---------------------------------------------------------------------------------------------------------------------------------
                                                                (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  17.42             $  18.02         $  16.93         $  19.11
                                                                  --------             --------         --------         --------
Net investment income.......................................          0.68                 1.41             1.51             1.62
Net realized and unrealized gain (loss).....................         (0.04)               (0.64)            1.08            (2.18)
                                                                  --------             --------         --------         --------
Total from investment operations............................          0.64                 0.77             2.59            (0.56)
                                                                  --------             --------         --------         --------
Less dividends and distributions from:
   Net investment income....................................         (0.66)               (1.14)           (1.49)           (1.62)
   Paid-in-capital..........................................        --                    (0.24)           (0.01)         --
                                                                  --------             --------         --------         --------
Total dividends and distributions...........................         (0.66)               (1.38)           (1.50)           (1.62)
                                                                  --------             --------         --------         --------
Anti-dilutive effect of acquiring treasury shares...........          0.01                 0.01          --               --
                                                                  --------             --------         --------         --------
Net asset value, end of period..............................      $  17.41             $  17.42         $  18.02         $  16.93
                                                                  ========             ========         ========         ========
Market value, end of period.................................      $ 15.625             $ 15.875         $  16.25         $ 16.875
                                                                  ========             ========         ========         ========
TOTAL INVESTMENT RETURN+....................................          2.58%(1)             6.39%            5.24%          (14.12)%
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          0.64%(2)             0.65%            0.69%            0.68%
Net investment income.......................................          7.76%(2)             8.03%            8.75%            9.02%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $209,096             $210,675         $219,892         $206,526
Portfolio turnover rate.....................................            41%(1)               88%              50%              82%




                                                             FOR THE YEAR ENDED SEPTEMBER 30*
                                                             --------------------------------
                                                                   1993             1992
---------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  18.72         $  18.03
                                                                  --------         --------
Net investment income.......................................          1.69             1.79
Net realized and unrealized gain (loss).....................          0.38             0.79
                                                                  --------         --------
Total from investment operations............................          2.07             2.58
                                                                  --------         --------
Less dividends and distributions from:
   Net investment income....................................         (1.68)           (1.89)
   Paid-in-capital..........................................       --               --
                                                                  --------         --------
Total dividends and distributions...........................         (1.68)           (1.89)
                                                                  --------         --------
Anti-dilutive effect of acquiring treasury shares...........       --               --
                                                                  --------         --------
Net asset value, end of period..............................      $  19.11         $  18.72
                                                                  ========         ========
Market value, end of period.................................      $ 21.375         $  22.25
                                                                  ========         ========
TOTAL INVESTMENT RETURN+....................................          2.97%           19.91%
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          0.66%            0.69%
Net investment income.......................................          9.04%            9.69%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $233,103         $228,424
Portfolio turnover rate.....................................            85%              61%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.




INTERCAPITAL
INCOME
SECURITIES
INC.


[PHOTO]


Semiannual Report
March 31, 1997